AGREEMENT

           READ CAREFULLY BEFORE SIGNING / CONTAINS RELEASE OF CLAIMS

         FOR AND IN CONSIDERATION OF the sum of One Hundred Fifty Thousand Dollars ($150,000.00), the receipt of which is hereby acknowledged and other good and valuable consideration, VDC COMMUNICATIONS, INC. ("VDC"), MASATEPE COMMUNICATIONS, U.S.A, L.L.C. ("Lessee"), General Electric Capital Corporation, acting through its unincorporated division Newbridge Financial Services, ("Lessor"), NEWBRIDGE NETWORKS CORPORATION ("Vendor"), and NEWBRIDGE NETWORKS INC. ("Newbridge"), on behalf of themselves and their servants, officers, directors, shareholders, members, managers, agents, attorneys, representatives, subsidiaries, affiliates, divisions, units, parent corporations, predecessors, successors, and assigns, hereby:

         REMISE, RELEASE, AND FOREVER DISCHARGE each other, their servants, officers, directors, shareholders, members, managers, agents, attorneys, representatives, subsidiaries, affiliates, divisions, units, parent corporations, predecessors, successors, assigns and all other persons, insurers, firms and corporations whomsoever, of and from any and all actions, claims, demands, and suits, known and unknown, which each of them now have or may hereafter have against each other or the other individuals and entities referenced in this paragraph arising out of, or in any way related to, Master Lease Agreement No. 6785940 by and between Lessee (identified in said document as "Masatepe Communications USA L.L.C.") and Lessor and all schedules and exhibits thereto including, without limitation, Schedules 6785940-001 (sometimes identified as "6785940.001"), 6785940-002 (sometimes identified as "6785940.002") and 6785940-003 thereto (collectively, the "Lease"), the equipment and associated items, software, and licenses referenced in the Lease, including all additions, alterations, and modifications thereto (collectively, the "Equipment"), services rendered in connection with the Equipment (collectively, the "Services"), a Corporate Guaranty to the Lease executed by VDC with VDC Corporation Ltd. referenced as Guarantor at the top of the Corporate Guaranty (the "Guaranty"), or any Vendor, Lessor, or Newbridge service agreement including, without limitation, any Talizman Network Support Services Agreement and all invoices associated therewith (collectively, the "Service Agreements"). Nothing contained in the foregoing release shall operate to discharge any party of its obligations under this Agreement.

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

         As further consideration for this Agreement, the parties warrant that no promise or agreement not herein expressed has been made to each other; that in executing this Agreement, the parties are not relying upon any statement or representation, other than those appearing in this Agreement, made by the other party or parties hereby released or said party's or parties' agents, insurers or servants concerning the nature, extent or duration of the damages, or concerning any other thing or matter, but are relying solely upon their own judgment; that the above mentioned sum and other consideration is received by the parties in full settlement and satisfaction of all the aforesaid claims and demands whatsoever; that each party is legally competent to execute this Agreement; and that before signing and sealing this Agreement, the parties have fully informed themselves of its contents and meaning and have executed it with full knowledge thereof.

         As further consideration for this Agreement, Vendor represents and warrants that prior to the execution of this Agreement there were no agreements between Vendor and either Lessee or VDC. As further consideration for this Agreement, Vendor represents and warrants that, other than the obligations set forth in this Agreement, there are no obligations or liabilities of Lessee or VDC to Vendor that are not released by this Agreement. Vendor acknowledges that Lessee and VDC are relying upon these representations in entering into this Agreement.

         As further consideration for this Agreement, Newbridge represents and warrants that prior to the execution of this Agreement there were no agreements between Newbridge and either Lessee or VDC. As further consideration for this Agreement, Newbridge represents and warrants that, other than the obligations set forth in this Agreement, there are no obligations or liabilities of Lessee or VDC to Newbridge that are not released by this Agreement. Newbridge acknowledges that Lessee and VDC are relying upon these representations in entering into this Agreement.

         As further consideration for this Agreement, Lessor represents and warrants that prior to the execution of this Agreement, there were no agreements between Newbridge Financial Services and either Lessee or VDC other than the Lease and the Guaranty. As further consideration for this Agreement, Lessor

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

represents and warrants that, other than the obligations set forth in this Agreement, there are no obligations or liabilities of Lessee or VDC to Newbridge Financial Services that are not released by this Agreement. As further consideration for this Agreement, Lessor represents and warrants that it is authorized to act on behalf of, and this Agreement is binding up, Newbridge Financial Services. Lessor acknowledges that Lessee and VDC are relying upon these representations in entering into this Agreement.

         As further consideration of the aforesaid payment and the exchange of other consideration referenced in this Agreement, Lessor, on behalf of itself and its divisions and units, Vendor, and Newbridge hereby sell, transfer, convey and assign to Lessee all of their rights, titles and interests in and to all of the Equipment. Lessor, Vendor, and Newbridge shall execute and deliver or cause to be executed and delivered such further instruments of conveyance, assignment and transfer and take such further action as Lessee may reasonably request in order more effectively to sell, assign, convey, transfer, reduce to possession and record title to the Equipment. Lessor, Vendor, and Newbridge agree to cooperate with Lessee in all reasonable respects to assure to Lessee the continued title to and possession of the Equipment.

         The parties understand that the payment of the aforesaid sum by Lessee and the exchange of other consideration hereunder is in settlement of a disputed claim, and that the said payment and exchange of consideration is not to be construed as an admission of liability upon the part of the persons, firms, insurers or corporations hereby released by whom liability is expressly denied.

         This paragraph is not intended to limit or qualify any other paragraph in this Agreement. This paragraph adds to and supplements the other paragraphs in this Agreement. In further consideration of the consideration exchanged hereunder, Lessor, Vendor, Newbridge, and their respective servants, officers, directors, shareholders, members, managers, agents, attorneys, representatives, subsidiaries, affiliates, divisions, units, parent corporations, predecessors, successors, assigns are HEREBY AND FOREVER RELEASED AND DISCHARGED from any and all liability to Lessee and VDC for any and all actions arising under or pursuant to the Lease, the Equipment, the Services, the Guaranty or the Service Agreements. Also, in further consideration of the aforesaid payment and the exchange of other consideration, Lessee, and its servants, officers, directors, shareholders, members, managers, agents, attorneys, representatives, subsidiaries, affiliates, divisions, units, parent corporations, predecessors, successors, and assigns are HEREBY AND FOREVER RELEASED AND DISCHARGED from any and all liability to Lessor, Vendor, and Newbridge for any and all actions arising under or pursuant to the Lease, the Equipment, the Services, the
Guaranty,  or  the  Service  Agreements.  In  consideration  of  Thirty  Dollars
($30.00), the receipt of which is hereby acknowledged, and in further consideration of the consideration exchanged hereunder, VDC and its servants, officers, directors, shareholders, members, managers, agents, attorneys, representatives, subsidiaries, affiliates, divisions, units, parent corporations, predecessors, successors, and assigns are HEREBY AND FOREVER RELEASED AND DISCHARGED from any and all liability to Lessor, Vendor, and Newbridge for any and all actions arising under or pursuant to the Lease, the Equipment, the Services, the Guaranty, or the Service Agreements. Nothing contained in the foregoing releases shall operate to discharge any party of its obligations under this Agreement.

         Lessor shall indemnify and hold harmless Lessee, VDC and their respective servants, officers, directors, shareholders, members, managers, agents, attorneys, representatives, subsidiaries, affiliates, divisions, units, parent corporations, predecessors, successors, and assigns (collectively, the "Masatepe Parties") from and against all damages, expenses, costs and attorneys' fees which the Masatepe Parties may suffer or incur by reason of any breach of this Agreement by the Lessor or the inaccuracy of any representation made by the Lessor in this Agreement.

         Vendor shall indemnify and hold harmless the Masatepe Parties from and against all damages, expenses, costs and attorneys' fees which the Masatepe Parties may suffer or incur by reason of any breach of this Agreement by the Vendor or the inaccuracy of any representation made by the Vendor in this Agreement.

         Newbridge shall indemnify and hold harmless the Masatepe Parties from and against all damages, expenses, costs and attorneys' fees which the Masatepe Parties may suffer or incur by reason of any breach of this Agreement by Newbridge or the inaccuracy of any representation made by Newbridge in this Agreement.

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

         Lessee shall indemnify and hold harmless Lessor, Vendor, Newbridge, and their respective servants, officers, directors, shareholders, members, managers, agents, attorneys, representatives, subsidiaries, affiliates, divisions, units, parent corporations, predecessors, successors, and assigns (collectively, the "Newbridge Parties") from and against all damages, expenses, costs and attorneys' fees which the Newbridge Parties may suffer or incur by reason of any breach of this Agreement by Lessee or the inaccuracy of any representation made by the Lessee in this Agreement.

         VDC shall indemnify and hold harmless the Newbridge Parties from and against all damages, expenses, costs and attorneys' fees which the Newbridge Parties may suffer or incur by reason of any breach of this Agreement by VDC or the inaccuracy of any representation made by VDC in this Agreement.

         The invalidity or unenforceability of any term of this Agreement shall not affect the validity or enforceability of this Agreement or any of its other terms; in the event that any court determines that any provision of this Agreement is invalid or unenforceable, as the case may be, then, and in either such event, neither the enforceability nor the validity of said paragraph or section as a whole shall be affected. Rather, the scope of said paragraph or section shall be revised by the court as little as possible to make the paragraph or section enforceable. If the court will not revise said paragraph or section, then this Agreement shall be construed as though the invalid or unenforceable term(s) were not included herein, unless the effect would be to vitiate the parties' fundamental purposes of entering into this Agreement.

         The undersigned understand, agree and warrant that this Agreement may be pleaded as a complete bar and defense to any action or other proceedings released by this Agreement. The undersigned further acknowledge that they have on consideration hereunder read the contents of this Agreement and it will have the effect of barring any future claims, demands, or causes of action released by this Agreement, and it is with this understanding that the undersigned execute this Agreement.

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

                            MASATEPE COMMUNICATIONS, U.S.A., L.L.C.

                            By:  VDC  Communications,  Inc.,  its
                                 Managing Member

                                 By:  /s/Frederick A. Moran
                                    --------------------------------------------
                                      Frederick A. Moran
                                      Chairman & CEO


                            VDC COMMUNICATIONS, INC.

                            By:  /s/Frederick A. Moran
                               -------------------------------------------------
                                 Frederick A. Moran
                                 Chairman & CEO


                            GENERAL  ELECTRIC  CAPITAL  CORPORATION,
                            (d/b/a  Newbridge  Financial  Services)

                            By:  /s/LW Middleton
                               -------------------------------------------------
                                 Signature

                            LW Middleton
                            ----------------------------------------------------
                            Print Name

                            Vice President TFS
                            ----------------------------------------------------
                            Title


                            NEWBRIDGE NETWORKS CORPORATION


                            By:  /s/D. McCarthy
                               -------------------------------------------------
                                 Signature

                            D. McCarthy
                            ----------------------------------------------------
                            Print Name

                            VP Finance and Treasurer
                            ----------------------------------------------------
                            Title

                            NEWBRIDGE NETWORKS INC.


                            By:  /s/Peter Nadeau
                               -------------------------------------------------
                                 Signature

                            Peter Nadeau
                            ----------------------------------------------------
                            Print Name

                            Secretary
                            ----------------------------------------------------
                            Title

STATE OF CONNECTICUT)
COUNTY OF FAIRFIELD )

         Before me, Jeanne Bauge O'Malley, a Notary Public of said County and State, personally appeared Frederick A. Moran, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged self to be Chairman and CEO of VDC Communications, Inc., the Managing Member of MASATEPE COMMUNICATIONS U.S.A., L.L.C. the within named bargainor, a limited liability company, and that as such executed the foregoing instrument for the purposes therein contained.

         Witness  my   hand  and  seal,  at  Office  in  Greenwich,  this   10th
day of March, 2000.




                                  /s/Jeanne Bauge O'Malley
                                  ----------------------------------------------
                                  Notary Public


My Commission Expires:     Apr. 30, 2004
                           -------------


STATE OF CONNECTICUT)
COUNTY OF FAIRFIELD )

         Before me, Jeanne Bauge O'Malley, a Notary Public of said County and State, personally appeared Frederick A. Moran, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged self to be Chairman and CEO of VDC Communications, Inc., the within named bargainor, a corporation, and that as such executed the foregoing instrument for the purposes therein contained.

         Witness my hand and seal, at Office in Greenwich, this 10th day of March, 2000.


                                  /s/Jeanne Bauge O'Malley
                                  ----------------------------------------------
                                  Notary Public

My Commission Expires:     Apr. 30, 2004
                           -------------

STATE OF TENNESSEE         )
COUNTY OF WILLIAMSON       )

         Before me, Margaret E. Danka, a Notary Public of said County and State, personally appeared Lawrence W. Middleton with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged self to be Vice President of TELECOM FINANCIAL SERVICES Corporation, (d/b/a Newbridge Financial Services), the within named bargainor, a corporation, and that he as such Vice President executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Vice President.

         Witness my hand and seal, at Office in Nashville, this 8th day of March, 2000.



                                  /s/Margaret E. Danka
                                  ----------------------------------------------
                                  Notary Public at Large Qualified in Davidson County

My Commission Expires:     1/31/2004
                           ---------



PROV OF ONTARIO   )
CITY OF KANATA    )

         Before me, Michael Gill Stewart, a Notary Public of said County and State, personally appeared Doug McCarthy with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged self to be VP Finance and Treasurer of NEWBRIDGE NETWORKS
CORPORATION the within named bargainor, a corporation, and that as such he executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as VP Finance and Treasurer.

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

         Witness my hand and seal, at Office in Kanata, this 6th day of March, 2000.


                                  /s/Michael Gill Stewart
                                  ----------------------------------------------
                                  Notary Public

My Commission Expires:     n/a
                           ---



PROV OF ONTARIO   )
CITY OF KANATA    )

         Before me, Michael Gill Stewart, a Notary Public of said County and State, personally appeared Peter Nadeau with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged self to be Secretary of NEWBRIDGE NETWORKS INC. the within named bargainor, a corporation, and that as such Peter Nadeau executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Secretary.

         Witness my hand and seal, at Office in Kanata, this 6th day of March, 2000.


                                  /s/Michael Gill Stewart
                                  ----------------------------------------------
                                  Notary Public

My Commission Expires:     n/a
                           ---

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